DATED 25 June 2009

AR CASH FLOW PTY LIMITED
(ACN 129 883 405)

AND

STEPHEN GARY KULMAR

GARY BLOM

IAN ROBERT LONG

and

YARRAMAN WINERY INC.

and

RE: YARRAMAN ESTATE PTY LTD
(ACN 101 141 593)

DEED OF GUARANTEE AND INDEMNITY

EMC Doc No. 254022

EAKIN McCAFFERY COX

solicitors

Level 28, BT Tower
1 Market Street
Sydney NSW 2000

PO Box Q1196
QVB NSW 1230

DX 1069 Sydney

Telephone (02) 9265 3000
Facsimile (02) 9261 5918
Email info@eakin.com.au
URL www.eakin.com.au

DEED OF GUARANTEE AND INDEMNITY

PARTIES

STEPHEN GARY KULMAR of 4 Tutus Street, BALGOWLAH HEIGHTS NSW 2093.

GARY BLOM of 26 Bent Street, NEUTRAL BAY NSW 2089.

IAN ROBERT LONG of 64 Baerami Creek Road, BAERAMI NSW 2333.

and

YARRAMAN WINERY INC of 16133 Ventura Blvd. Suite 425 Encino CA 91436 USA and having an office in Australia at 700 Yarraman Road, WYBONG NSW 2333.

(the "**Guarantor**")

AND

AR CASH FLOW PTY LIMITED (ACN 129 883 405) of Office 1, 700 Military Road, MOSMAN NSW 2088.

(the "**Chargee**")

(the Guarantor and the Chargee known collectively as the "**parties**")

RECITALS

A. At the request of the Guarantor, the Chargee has agreed to enter into the Cashflow Financing Agreement with the Seller.

B. The Guarantor has agreed to guarantee the performance of the obligations and the satisfaction of the liabilities of the Seller to the Chargee.

C. The Guarantor considers that they will benefit commercially by entering into this document.

OPERATIVE CLAUSES

1. Definitions and interpretation

1.1 Definitions

Accounts means profit and loss accounts, balance sheets, statements, reports and notes (including director's reports and auditor's reports) attached to or intended to be read with any of them as required by the *Corporations Act 2001* (Cth) and (except where inconsistent with the *Corporations Act 2001* (Cth)) prepared in accordance with current accounting standards.

Business Day means a day on which banks are open for general banking business in Brisbane, but does not include Saturdays, Sundays or public holidays.

Cashflow Financing Agreement means the Cashflow Financing Agreement between AR Cash Flow Pty Limited (ACN 129 883 405) and Yarraman Estate Pty Ltd (ACN 101 141 593), dated on (or about) the date of this document.

Charge means the Fixed & Floating Charge over the assets and undertakings of Yarraman Estate Pty Ltd (ACN 101 141 593) in favour of AR Cash Flow Pty Limited (ACN 129 883 405), dated on (or about) the date of this document.

Controller means in relation to an entity's property:

(a) a receiver or receiver and manager of that property; or

(b) anyone else who (whether or not as agent for that entity) is in possession, or who has control, of that property for the purposes of enforcing a Security Interest.

Director Guarantor means each of Stephen Gary Kulmar, Gary Blom and Ian Robert Long.

Facility Agreement means the Cashflow Financing Agreement.

Seller means **YARRAMAN ESTATE PTY LTD (ACN 101 141 593)** whose registered office and principal place of business is located at 700 Yarraman Road, WYBONG NSW 2333 and any person who at any time in any capacity has obligations to the Chargee as to which the Guarantor has given this guarantee or indemnity to the Chargee.

Financial Indebtedness means an obligation (whether present or future, actual or contingent) to pay or deliver or guarantee any money or commodity under or in respect of any financial accommodation.

Government Agency means any:

(a) state, federal or local government department or authority;

(b) statutory corporation;

(c) government minister;

(d) governmental, semi-governmental, administrative or judicial person; and

(e) person (whether autonomous or not) charged with the administration of any applicable law.

Guaranteed Money means any money which:

(a) any Guarantor or the Seller in any capacity:

(1) is actually or contingently liable to pay to the Chargee;

(2) may become actually or contingently liable to pay to the Chargee in line with any transaction or arrangement entered into or made by the Chargee with any person; or

(3) may become actually or contingently liable to pay to the Chargee in the future as liquidated or unliquidated damages in line with any claim or cause of action;

(b) has been advanced or paid by the Chargee to a person with the express or implied consent or at the express or implied request of the Guarantor or the Seller or to protect any Security Interest created in favour of the Chargee;

(c) the Chargee is or may become actually or contingently liable to pay a person in connection with a transaction or arrangement entered into with the express or implied consent or at the express or implied request of the Guarantor or the Seller; or

(d) comprises any combination of the above;

regardless of whether:

(e) the Guarantor or Seller are liable alone, jointly, severally, or jointly and severally;

(f) the Chargee is entitled for its own account or that of another person;

(g) the Guarantor or Seller are liable as principal, debtor, surety or otherwise; and

(h) the Chargee is the person who was originally entitled to any of the Guaranteed Money, or the original Chargee under this document, or is an assignee, whether or not:

(1) the Guarantor or the Seller knew of, or consented to, the assignment;

(2) the entitlement to any of the Guaranteed Money was assigned with this document,

including any amount owing by the Guarantor or Seller to the Chargee under any Transaction Document or any guarantee.

Guaranteed Obligations means the obligations described in **clause 2.1**.

Insolvency Event means any of the following:

(a) a person is or states that the person is unable to pay from the person's own money all the person's debts as and when they become due and payable;

(b) a person is taken or must be presumed to be insolvent or unable to pay its debts under any applicable legislation;

(c) an application or order is made for the winding up or dissolution or a resolution is passed or any steps are taken to pass a resolution for the winding up or dissolution of a person;

(d) an administrator, provisional liquidator, liquidator or person having a similar or analogous function under the laws of any relevant jurisdiction is appointed in respect of a corporation or any action is taken to appoint any such person and the action is not stayed, withdrawn or dismissed within seven days;

(e) a receiver or receiver and manager is appointed in respect of any property of a corporation;

(f) a corporation is deregistered under the Corporations Act 2001 or notice of its proposed deregistration is given to the corporation;

(g) a distress, attachment or execution is levied or becomes enforceable against any property of a person for an amount exceeding $5,000;

(h) a person enters into or takes any action to enter into an arrangement (including a scheme of arrangement or deed of company arrangement), composition or compromise with, or assignment for the benefit of, all or any class of the person's creditors or members or a moratorium involving any of them;

(i) a petition for the making of a sequestration order against the estate of a person is presented and the petition is not stayed, withdrawn or dismissed within seven days or a person presents a petition against himself or herself;

(j) a person presents a declaration of intention under section 54A of the Bankruptcy Act 1966; or

(k) anything analogous to or of a similar effect to anything described above under the law of any relevant jurisdiction occurs in respect of a person;

unless this takes place as part of a solvent reconstruction, amalgamation, merger or consolidation that has been approved by the Chargee.

Material Adverse Effect means, as to a person, a material adverse effect on:

(a) their business, assets or financial condition; or

(b) their ability to perform their obligations under any Transaction Document.

Permitted Security Interest means:

(a) a Security Interest in favour of the Chargee;

(b) a lien that arises by operation of law in the ordinary course of ordinary business, where the amount secured is not overdue or is being diligently contested in good faith; or

(c) a Security Interest that the Chargee approves before it arises, where the amount secured does not increase, and the time for payment of that amount is not extended beyond the amount and time approved by the Chargee.

Security Interest means:

(a) a mortgage, pledge, lien, charge, assignment, hypothecation, security interest, title retention arrangement, preferential right, trust arrangement or other arrangement (including, without limitation, any set-off or flawed-asset arrangement) having the same or equivalent commercial effect as a grant of security; or

(b) an agreement to create or give any arrangement referred to in paragraph (a) of this definition.

Tax means any present or future tax, goods and services tax, levy, impost, deduction, charge, duty, compulsory loan or withholding (together with any related interest, penalty, fine or expense in connection with any of them) levied or imposed by any Government Agency, other than any imposed on overall net income.

Transaction Documents mean:

(a) this document;

(b) Cashflow Financing Agreement;

(c) every Security Interest or Guarantee entered into by the Guarantor or any other person as security for payment of any of the Guaranteed Money;

(d) any document or agreement that the parties agree in writing is to be a Transaction Document for the purposes of this Guarantee;

(e) any document or agreement that is entered into under any of the above;

(f) any document or agreement that amends, supplements, replaces or novates any of the above; and

(g) any undertaking (whether or not in writing) by or to a party or its lawyers that is given under or relates to any of the above.

1.2 Interpretation

In this document:

(a) headings and clause numbers are for convenience only and do not form part of the document or affect its interpretation;

(b) the singular number includes the plural and vice versa, unless the context requires otherwise;

(c) a reference to a party includes that party's executors, administrators, trustees, successors and permitted assigns;

(d) a reference to a person includes an individual, corporation, unincorporated association, partnership, joint venture or government body;

(e) references to any statute, ordinance or other law include all regulations and other instruments under it and all consolidations, amendments, re-enactments or replacements of it;

(f) money references are in Australian dollars, unless otherwise provided;

(g) month means calendar month;

(h) if a party is a corporation, a reference to that party's authorised officer includes an officer of the corporation as defined in the *Corporations Act 2001* (Cth), or any other person authorised to act on its behalf; and

(i) except as otherwise specified in this document, words defined in the Transaction Documents have the same meaning in this document.

2. Guarantee and indemnity

2.1 Guarantee

The Guarantor guarantees to the Chargee:

(a) the punctual payment of all money payable by the Seller under the Transaction Documents including the Guaranteed Money; and

(b) the punctual performance by the Seller of its obligations under the Transaction Documents,

whether present or future or actual or contingent.

2.2 Unconditional indemnity

The Guarantor indemnifies the Chargee against all losses, damages, costs, charges, liabilities and expenses (including any goods and services tax as to any such losses, damages, costs, charges, liabilities and expenses) which the Chargee may at any time suffer or incur if the whole or any part of the Guaranteed Obligations:

(a) are irrecoverable or have never been recoverable by the Chargee from the Seller or from the Guarantor as surety;

(b) cannot be enforced against the Seller or against the Guarantor as surety; or

(c) are not paid, discharged or performed in full;

in any case for any reason including, without limitation, by reason of:

(d) the occurrence of any event or circumstance entitling the Chargee to demand payment of money from the Seller earlier than the time it would otherwise have become payable;

(e) any legal limitation, disability, incapacity, lack of power or lack of authority of or affecting any person;

(f) any of the transactions or any part of those transactions, relating to the Guaranteed Obligations being void, voidable or unenforceable (whether or not any of the matters or facts relating to the transaction have been or ought to have been within the knowledge of the Chargee); or

(g) any other fact, matter or thing.

The Guarantor must upon demand immediately pay the Chargee any amount of loss, damage, cost, charge, liability or expense (including any goods and services tax payable in respect thereof).

2.3 Nature of guarantee and indemnity

This guarantee and indemnity:

(a) is a continuing security and irrevocable while any of the Seller's obligations under the Transaction Documents remain unfulfilled;

(b) is a primary security such that the Chargee may call on the Guarantor for payment under this document even though no demand has been made on the Seller. Subject to **clause 3.1**, the Chargee may also proceed against the Guarantor as if the Guarantor was the party principally liable under the Transaction Documents;

(c) does not affect any other security which the Chargee may hold as to the Seller's obligations under the Transaction Documents. The Guarantor cannot require the Chargee to marshal or otherwise realise in favour or for the benefit of the Guarantor any security held by the Chargee or otherwise defer any of the Chargee's rights under this document or any other security;

(d) applies to any variation of the Transaction Documents (including variations which may increase the amounts owing under the Transaction Documents) without the need for obtaining the Guarantor's specific consent to that variation; and

(e) is not affected by any assignment, transfer, subletting or parting with possession of any property by the Seller, whether with or without the Chargee's consent.

2.4 Indemnity where Seller's obligations void

If any of the Guaranteed Obligations is void, voidable or unenforceable, the Guarantor indemnifies the Chargee against the non-performance or non-observance of the Guaranteed Obligations as if they had been valid and enforceable.

2.5 Separate and principal obligation

Each of the indemnities contained in **clauses 2.2** and **2.4** is a separate and distinct obligation and will not be restrictively interpreted by reason of the guarantee set out in **clause 2.1**. The Guarantor' liability under those indemnities is that of principal obligor.

2.6 Absolute and unconditional obligations

The Guarantor' obligations under this document are:

(a) absolute and unconditional, and are not subject to reduction, termination or other impairment by way of set-off, counterclaim or otherwise; and

(b) not affected by anything which might at law or in equity have the effect of prejudicing or discharging the Guarantor' liability under this document.

2.7 Payments in Gross

(a) All moneys payable by the Guarantor under this document must be paid in full without set-off or counterclaim and free and clear of any present or future taxes (including, but not limited to, goods and services taxes), imposts deduction or withholding of any kind and must be made in immediately available funds.

(b) If the Guarantor are required to make any deduction or withholding as to Taxes from any payment due to the Chargee under this document, the Guarantor:

(1) must pay the deduction or withholding to the relevant Government Agency by the due date;

(2) promptly give the Chargee any evidence it requires to prove that the payment has been made;

(3) pay to the Chargee an additional amount (determined by the Chargee) required to ensure that after the payment of the deduction or withholding (and any Tax on that additional amount) the Chargee receives a net sum (after Tax) equal to the sum it would have received if the deduction or withholding had not been made; and

(4) indemnify the Chargee against any loss, liability, cost or expense incurred by the Chargee due to the Guarantor' failure to comply with this clause.

2.8 No merger

The Chargee's right to payment under the Guaranteed Obligations arising under any other instrument does not merge with the Guarantor' obligation to pay money under this document. This document does not merge with or affect any other security or agreement or any judgment or order held at any time by the Chargee.

2.9 Guarantor' security to the Chargee

The Guarantor agree to hold any indemnity (together with any security for that indemnity) from the Seller for their liability under this document in trust for the Chargee.

2A. Integrity Guarantee

The parties acknowledge and agree (notwithstanding anything contained or otherwise implied herein to the contrary) that:

(a) The Director Guarantors will not be liable (or otherwise indebted) pursuant to this document unless there has been a default, breach and/or non-compliance with the obligations and liabilities pursuant to:

(1) Facility Agreement – by the Seller – clauses 10.1, 13.2(c), (n), (p), (s), (t) & (u) and 12.2;

(2) Charge – by the Seller – clauses 6.7, 8, 22.3 and 22.4; and/or

(3) this document – by Yarraman Winery Inc or the particular Director Guarantor concerned – clause 5,

and/or either the Seller and/or Guarantor (or any one (1) or more of them) provides any information (and/or documentation) in particular in relation to any Receivable (as defined pursuant to the Facility Agreement) being incorrect or misleading (whether by statement or omission) as to the true state of affairs including (without limitation) the amount payable pursuant to a Receivable and as to when such Receivable is required to be paid; and

(b) the limitation contained in this clause 2A does not restrict, hamper or otherwise limit the Chargee from exercising all rights and entitlements arising pursuant to clause 7 in the event that a Insolvency Event occurs and (for the avoidance of any doubt) the Chargee is entitled to prove (and pursue) for all amounts of indebtedness of the Guarantor on the basis that the provisions of clause 2A(a) does not apply to provide any form of limitation as to the Guarantor's liability (indebtedness)pursuant to this document.

3. Demand on Guarantor

3.1 Chargee demand

(a) If the Seller fails to perform any of the Guaranteed Obligations, the Chargee may demand that the Guarantor:

(1) pay the Chargee all money which the Seller owes the Chargee, whether or not that money is then due for payment by the Seller; or

(2) pay the money or perform the obligation not paid or performed by the Seller.

(b) The Chargee may make such a demand on the Guarantor from time to time and whether or not demand has been made on the Seller.

3.2 Compliance with demand

The Guarantor must comply with a demand under **clause 3.1** within the period specified in the demand, or if no period is specified, within 10 Business Days after receiving the demand.

3.3 Demand is prima facie evidence

A demand issued under **clause 3.1** is prima facie evidence of the information contained in it, including that the Seller:

(a) has not paid the amount of money or performed the obligation specified in the demand; and

(b) owes the Chargee the amount of money specified in the demand.

3.4 **Payment of interest**

(a) The Guarantor must pay the Chargee interest on all money payable under **clause 3.1**.

(b) Interest will be calculated on the daily amount unpaid commencing on the date on which the Guarantor receive the demand at the higher of:

(1) the highest rate of interest payable by the Seller to the Chargee under the Transaction Documents; and

(2) the rate applicable from time to time under the Receivables Purchase Agreement.

(c) Interest will be added to the amount unpaid on the 1st business day after the end of each month.

(d) This clause only applies to money payable by the Seller to the Chargee as to which the Seller is not liable for interest under the Transaction Documents.

(e) Interest under **clause 3.4**:

(1) accrues daily; and

(2) is calculated on the basis of the actual number of days on which interest has accrued and of a 365 day year.

4. Guarantee not affected by various matters

4.1 **Obligations, etc not affected**

Neither the Guarantor's obligation nor the rights and powers of the Chargee under this document are affected if the Chargee:

(a) is negligent in exercising or not exercising any of its rights or powers;

(b) delays exercising any of its rights or powers;

(c) gives any person time to do anything which the Chargee requires done; or

(d) compromises, waives, releases, or otherwise deals with any of the Chargee's rights or powers against any person or property.

4.2 **Guarantor still bound**

This document binds the Guarantor even though:

(a) another proposed guarantor does not enter into a similar instrument;

(b) another proposed provider of security does not provide that security; or

(c) this document is not executed by the Chargee.

4.3 **Signatories bound**

This document binds each party who executes it, even though all parties forming the Guarantor do not execute this document.

5. Guarantor warranties and declaration

5.1 Warranties

Each Guarantor warrants to the Chargee that:

(a) this document constitutes a legally valid and binding obligation upon the Guarantor enforceable in line with its terms;

(b) all conditions and things required by applicable law to be fulfilled or done in order:

(1) to enable it lawfully to enter into, and exercise its rights and perform its obligations under, this document; and

(2) to make this document admissible in evidence in the courts specified in **clause 13.1**,

have been fulfilled or done, except that the Guarantor does not represent or warrant that this document has been duly stamped as at the date of its execution;

(c) the financial information relating to the Guarantor provided by the Guarantor to the Chargee is true and correct;

(d) the Guarantor is able to pay its debts when they become due;

(e) no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending or, to the knowledge of any of its officers, threatened against it or any of its or any subsidiary's property which, if adversely determined, could have a Material Adverse Effect on the Guarantor;

(f) its most recent Accounts have been prepared in line with the laws of Australia and (except where inconsistent with those laws) with generally accepted accounting principles consistently applied and give a true and fair view of its financial condition as at that date and of its results of operations for the financial year then ended, and there has been no change since that date which could have a Material Adverse Effect on it;

(g) the written information and reports (if any) which it has furnished to the Chargee in connection with the negotiation and the preparation of this document:

(1) were, when given, true and accurate in all material respects and not misleading, whether by omission or otherwise; and

(2) contain forecasts and opinions all of which were arrived at after due and careful consideration on the part of its relevant officers based on the best information available to it and were fair and reasonable when made or formed;

(h) the Guarantor:

(1) has read and understands this document;

(2) understands the extent of the Seller's current and proposed commitments to the Chargee;

(3) has obtained such legal and financial advice as it considers necessary to appreciate its obligations under this document and the risks involved in giving a guarantee and indemnity as to the Seller's obligations to the Chargee;

(4) voluntarily executed this document; and

(5) has had this document interpreted to it by an independent interpreter, as considered necessary by the Guarantor, and that interpreter was present when the Guarantor signed this document.

5.2 Warranties repeated each day

The warranties in this clause are taken to be repeated on each day while this document remains in force with reference to the facts and circumstances then subsisting as if made on each such day.

5.3 Declaration of commercial benefit

Each Guarantor declares that it will receive a commercial benefit as a result of entering into this document because of the Guarantor's connection with the Seller.

5.4 Guarantor relies on own information

Each Guarantor declares that:

(a) in entering into this document, it has relied exclusively upon its own knowledge and enquiries of the Seller and the proposed transactions between the Seller and the Chargee; and

(b) the Chargee does not have to give the Guarantor any information as to the Guarantor or the Seller or any existing or proposed transaction with either of them.

6. Undertakings

6.1 Positive undertakings

As long as any Guaranteed Moneys remain outstanding, each Guarantor undertakes to the Chargee that (unless otherwise required by the Chargee) it will:

(a) **(Financial information)**: provide to the Chargee, as soon as practicable and, in any event, not later than 120 days after the close of each of its financial year, a copy of its audited (or unaudited if it is exempt from the requirement to produce audited accounts) Accounts for that financial year (in the case of a corporation) or a statement of its assets and liabilities as at the end of that financial year (in the case of an individual) in both cases certified as correct by an auditor approved by the Chargee;

(b) **(Australian Securities and Investments Commission)**: where the Guarantor is a corporation, promptly and, in any event, within 5 Business Days of giving such documents or receiving such notifications, give the Chargee copies of all documents lodged by it with the Australian Securities and Investments Commission (such as its annual return and any notification of change to office holders) and copies of any notification received by it from the Australian Securities and Investments Commission relating to or alleging an offence by the Guarantor or any of its officers;

(c) **(Stock exchange)**: if the Guarantor is listed on a stock exchange, promptly and, in any event, within 5 Business Days of giving such documents or receiving such notifications, give the Chargee copies of:

(1) any release made or notification given to that stock exchange by the Guarantor; and

(2) any notification from that stock exchange relating to or alleging an offence or breach of its rules;

(d) **(Other information)**: provide the Chargee with such other financial and other information in relation to the Guarantor and any business carried on by the Guarantor as the Chargee may from time to time require;

(e) **(Taxes)**: pay, by their due date, all rents and all taxes, rates, fees and other statutory and any other contractual charges payable by the Guarantor and, on demand by the Chargee, provide evidence of such payment;

(f) **(Business)**: carry on any business conducted by it in a good and efficient manner and comply with the terms of any legislation, licence, lease or any other matter applicable to that business;

(g) **(Shareholder consent)**: if the Guarantor is a corporation, not do any act, matter or thing which requires shareholder approval or consent unless it also obtains the written consent of the Chargee to that act, matter or thing being done;

(h) **(Maintain status)**: maintain, and ensure that each of its subsidiaries maintains, its status as a company limited by shares that is incorporated (or is taken to be incorporated) under the *Corporations Act 2001* (Cth);

(i) **(Comply with law)**: comply with, and ensure that each of its subsidiaries complies with, all applicable law including, by paying when due all Taxes for which it or any of its property is assessed or liable (except to the extent that these are being diligently contested in good faith and by appropriate proceedings and it or the relevant subsidiary has made adequate reserves for them);

(j) **(Administrator)**: not appoint, and ensure that none of its subsidiaries appoints, an administrator without prior written notice to the Chargee; and

(k) **(Notice of litigation)**: promptly provide to the Chargee full details of any litigation, arbitration, mediation, conciliation or administrative proceedings which involves a claim exceeding $10,000 or which, if adversely decided, could have a Material Adverse Effect.

6.2 Negative undertakings

As long as any money remains payable by the Seller under the Transaction Documents, each Guarantor undertakes to the Chargee that it will not:

(1) incur financial indebtedness, and must ensure that none of its subsidiaries incur financial indebtedness;

(2) create or permit to exist, and ensure that none of its subsidiaries creates or permits to exist, any security interest over any of its property other than a permitted security interest;

(3) pay any dividend or make any distribution or loan or transfer any property to any person other than in the ordinary course of its ordinary business;

(4) enter into any contracts or arrangements with any person which are not on arms length terms,

(5) dispose of, declare a trust over or otherwise create an interest in and ensure that none of its subsidiaries disposes of, declares a trust or otherwise creates an interest in all or a substantial part of its property.

(6) prove in the bankruptcy or insolvency of the Seller or any other Guarantor or claim or receive the benefit of any dividend, distribution or other payment under that bankruptcy or insolvency; or

(7) share in any guarantee, security interest or money received or receivable by the Chargee under the Guaranteed Obligations, or stand in the place of the Chargee under any guarantee, security interest or right to receive money;

(8) take any steps to enforce a right or claim against the Seller for any money paid by the Guarantor to the Chargee under this document;

(9) exercise any rights as surety in competition with the Chargee;

(10) receive, claim or have the benefit of any payment (including under a guarantee), distribution or security interest from or on account of the Seller or any other person;

(11) raise a defence, set-off or counterclaim available to it or a co-surety or a co-indemnifier against the Chargee or any other person or claim a set-off or make a counterclaim against the Chargee; or

(12) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any agreement or document to which the Chargee is a party.

7. Insolvency of Guarantor

7.1 Effect of Insolvency Event

(a) If the Seller is wound up or bankrupted, the Guarantor authorise the Chargee to:

(1) prove for all money that the Guarantor have paid under this document; and

(2) retain and carry to a suspense account and appropriate at the Chargee's discretion any dividends and other money received in relation to the Guaranteed Money;

until the Guaranteed Obligations have been paid and performed in full. The Chargee is not obliged to do this.

(b) If an Insolvency Event has occurred in relation to any of the Guarantor, any amount paid by the Guarantor within the preceding 6 months (the relevant payment) will only be applied against any Guaranteed Obligations if:

(1) the Chargee forms the opinion in good faith (which will be conclusively binding on the Guarantor) that it will not be required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors; or

(2) a final judgment is given by a court of competent jurisdiction in favour of the Chargee that it is not required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors.

(c) If an amount is applied against the Guaranteed Obligations and the Chargee forms the opinion in good faith that it is obliged to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors:

(1) the Chargee's rights are to be reinstated and will be the same in relation to that amount as if the application, or the payment or transaction giving rise to it, had not been made; and

(2) the Guarantor must immediately do anything (including the signing of documents) required by the Chargee to restore to the Chargee any Guarantee

or Security Interest to which it was entitled immediately before that application or the payment or transaction giving rise to it.

(d) Any discharge or release between the Chargee and the Guarantor is subject to reinstatement of the Chargee's rights under this clause.

7.2 Discharge of Guarantor's securities

The Guarantor is not entitled to the discharge of any Security Interest which secures their obligations under this document until:

(a) all Guaranteed Obligations (irrespective of whether amounts are ascertainable); and

(b) all other money actually or contingently owing under this document or that Security Interest;

have been performed or paid to the Chargee in full and the Guarantor have provided evidence to the Chargee's reasonable satisfaction that the Guaranteed Obligations have been satisfied.

7.3 Guarantor not to prove in competition

The Guarantor must not, without the Chargee's prior written consent:

(a) other than by its attorney appointed in line with **clause 7.4**, prove in the bankruptcy or insolvency of any other Guarantor or claim or receive the benefit of any dividend, distribution or other payment in line with that bankruptcy or insolvency; or

(b) claim the benefit of any right, power, remedy or security held by the Chargee,

until the Guaranteed Obligations have been paid or satisfied in full to the Chargee.

7.4 The Chargee as Guarantor's attorney

(a) For valuable consideration, each Guarantor appoints the Chargee and the persons who are at any time a director, secretary or employee whose title includes the word manager of the Chargee severally its attorneys with power:

(1) in the name of the Guarantor, to do anything the Guarantor can do in connection with the bankruptcy or insolvency of the Seller or another Guarantor;

(2) where **clause 9** applies, to do anything in exercise of any right of indemnity referred to in **clause 9.3** including to enable direct access or recourse to trust assets;

(3) to apply any money received in payment of money owing under this document; and

(4) to delegate its powers to any person for any period.

(b) An attorney may delegate and exercise any of these powers despite any conflict of duty or interest in the outcome.

8. Set-off

(a) The Chargee may, without notice to the Guarantor:

(1) combine any account that the Guarantor holds with the Chargee with; or

(2) set off any amount that is or may become owing by the Chargee to the Guarantor against

any amount owing by the Guarantor to the Chargee under this document.

(b) For the purpose of this clause, the Chargee may:

(1) change the terms (including the repayment date) of any account or other payment obligation between the parties; and

(2) do anything (including execute any document) in the name of the Guarantor that the Chargee considers necessary or desirable.

(c) This clause overrides any other document, deed or agreement to the contrary.

9. If the Guarantor is a trustee

9.1 Execution as trustee

This clause applies if the Guarantor executes this document as trustee of a trust fund (the **Trust**).

9.2 Guarantor warranties

The Guarantor warrants that:

(a) the Guarantor has power and authority under the terms of the Trust to enter into and perform this document;

(b) the terms of the Trust have been complied with as to this document;

(c) all consents of the beneficiaries or other persons required under the terms of the Trust have been obtained and not revoked;

(d) the Guarantor is the only trustee of the Trust; and

(e) the Guarantor is entitled to be indemnified out of the assets of the Trust for all liabilities incurred under this document and has not waived, released or limited these rights of indemnity.

9.3 Guarantor charge

The Guarantor charges all its rights of indemnity as trustee of the Trust against the assets of the Trust or the beneficiaries of the Trust with the due performance of this document.

9.4 Guarantor restrictions

The Guarantor must not:

(a) waive, release or limit its rights of indemnity as trustee of the Trust against the assets of the Trust or the beneficiaries of the Trust;

(b) retire as trustee of the Trust nor do any act or thing whereby the Guarantor may be removed as trustee of the Trust;

(c) consent to the appointment of a new or additional trustee of the Trust without prior approval of the Chargee. The Guarantor will give notice to the Chargee if a new or additional trustee is to be appointed;

(d) without the Chargee's prior approval, exercise the power to:

(1) vary the trustee or trustees of the Trust whether by resignation, appointment or otherwise;

(2) vary the terms of the Trust;

(3) resettle the Trust property;

(4) distribute any income or capital of the Trust while there is any failure of the Guarantor to pay any money which has become payable or to perform any of its obligations under this document; and

(e) permit any person to exercise the powers listed in this subclause without the Chargee's prior approval.

The Chargee may not withhold its approval under this subclause unless it is of the opinion that its rights under this document are adversely affected.

9.5 Guarantor personally liable

The Guarantor is personally liable to pay all money to the Chargee and to comply with the Guarantor's obligations under this document, even though it has entered into this document as trustee of the Trust.

10. Execution under power of attorney

Each person who executes this document under a power of attorney declares that they have:

(a) the authority to execute this document under the power of attorney without the need for approval or ratification; and

(b) no knowledge of any revocation of the power of attorney.

11. Notices

11.1 Form

A notice or other communication connected with this document (**Notice**) must be in writing and given by a party, its authorised officer or its lawyer.

11.2 Delivery

A Notice must be:

(a) delivered to the recipient's address or registered office;

(b) posted to the recipient's address or registered office by prepaid ordinary post (or airmail, if posted to or from a place outside Australia);

(c) faxed to the recipient's facsimile number,

as set out in this document, or notified from time to time.

11.3 Address for service

Details of the parties addresses for service of Notices are those addresses set out at the commencement of this Document or as advised by the parties from time to time.

11.4 Service

Service of a Notice is deemed to have occurred, if sent:

(a) as a delivered letter – at the time it is delivered;

(b) as a posted letter – on the 2nd Business Day after posting (or the 7th, if posted to or from a place outside Australia); or

(c) facsimile – on production of a report by the sender's facsimile machine, confirming the successful transmission to the addressee's facsimile number of all pages comprising the Notice.

11.5 Party's lawyer

A Notice may be:

(a) given and signed by a party's lawyer; or

(b) delivered to a party's lawyer by any of the means listed in this clause, or to the lawyer's business address, DX box, or facsimile address.

12. Chargee not liable

The Chargee is not liable for any loss suffered by the Guarantor as a direct or indirect result of:

(a) the Chargee's exercise or attempted exercise of, or failure to exercise, any of its rights contained in this document; or

(b) any release or dealing with any other Guarantee or Security Interest (including any prejudice to or loss of the Guarantor's rights of subrogation).

13. General

13.1 Governing law

This document is governed by the laws of New South Wales.

13.2 Severance

If a clause is void, illegal or unenforceable, it may be severed without affecting the other provisions in this document.

13.3 Entire agreement

This document replaces all previous agreements about its subject matter and constitutes the entire agreement between the parties.

13.4 Variation

A variation of this document must be in writing and signed by the parties.

13.5 Waiver

(a) No right under this document is waived or deemed to be waived, except by written notice signed by the party waiving the right, or its authorised officer.

(b) A party does not waive its rights under this document by granting an extension or forbearance to another party.

13.6 Costs and expenses

The Guarantor will pay the Chargee's costs and expenses arising from this document.

13.7 Stamp duty

Stamp duty on this document (including any fines or penalties) must be paid by the Guarantor.

13.8 Time of performance

(a) If a Notice is served or a payment made after 5.00 pm on any Business Day, it is deemed served or paid on the next Business Day.

(b) If this document requires something to be done on a day that is not a Business Day, it must be done on the next Business Day.

13.9 Joint and several

Any agreement, warranty, representation or obligation which binds or benefits 2 or more persons under this document binds or benefits those persons jointly and severally.

13.10 Transfer of rights

The Chargee may transfer all or any of its rights, powers or obligations under this document without prior notice to the Seller or Guarantor.

13.11 Further action

Each party must take all necessary further action to give full effect to this document.

13.12 Counterparts

This document may be executed in any number of counterparts.

13.13 Survival

The terms of this document survive its termination to the extent permitted by law.

13.14 Confidentiality

The terms of this document are confidential and must not be disclosed (without the prior written consent of the parties) to any person other than the parties' professional advisers or as required by law.

13.15 Charge[1]

(a) The Guarantor charges all the Guarantor's right, title and interest in all real or personal property of any nature or kind which the Guarantor (or any one or more of the Guarantor) now or in the future has a legal, equitable or caveatable interest, with the payment of the Guaranteed Money and the performance of the Guaranteed Obligations.

(b) The Guarantor (or any one or more of the Guarantor) must sign and deliver to the Chargee, within 7 days of written demand, a mortgage or charge over any property referred to in **clause 13.15(a)** in registrable form and that incorporates the Chargee's standard covenants as prepared by the Chargee's lawyers.

14. Needs heading

The Guarantor (or any one or more of the Guarantor) irrevocably authorises the Chargee to take all actions necessary to give effect to the mortgage or charge referred to in clause 13.15(b), including without limitation the lodgement of and consent to a mortgage or caveat on the title of any such property.Power of Attorney

14.1 Appointment

For valuable consideration, the Guarantor irrevocably appoints the Chargee and the Chargee's Authorised Representatives severally its attorneys with full power in the name of the Guarantor or the attorney to:

(a) do all acts, matters and things and execute all documents which the attorney considers desirable or expedient:

(1) for the due performance of any obligation of the Guarantor under this agreement;

(2) for more effectively securing to the Chargee the due performance of the Guarantor's obligations under this agreement; and

(3) for more effectively securing or perfecting any charge or interest constituted by any Transaction Document;

(b) complete any blanks and correct any manifest errors in this agreement or any Transaction Document and register this agreement or any Transaction Document; and

(c) following the occurrence of an Event of Default, do anything which the Chargee or any receiver appointed by the Chargee may do under any Transaction Document or by law.

14.2 Attorney may act notwithstanding conflict

An attorney appointed under clause 14.1 may act notwithstanding any conflict of interest.

15. Effect as a deed

This agreement takes effect as a deed from the time that it is made.

Executed as a Deed on 25 June **2009.**

SIGNED SEALED AND DELIVERED by **STEPHEN GARY KULMAR** in the presence of:)

Signature of Guarantor

Signature of Witness

SALLY ANDREWS C-/O RETAIL CASIS
Print Name & Address of Witness

SIGNED SEALED AND DELIVERED by **GARY BLOM** in the presence of:)

Signature of Guarantor

Signature of Witness

MENNO VEENEKLAAS
Print Name & Address of Witness

SIGNED SEALED AND DELIVERED by **IAN ROBERT LONG** in the presence of:)

Signature of Guarantor

Signature of Witness

DAVID SMITH
Print Name & Address of Witness
3/125 BRIGHTON BLVD
NORTH BONDI

EXECUTED by **YARRAMAN WINERY, INC** by)
the following duly authorised officers:)

....
Signature of President and CEO

IAN LONG
....
Print Name [BLOCK LETTERS]

....
Signature of Director

GARY BLOOM
....
Print Name [BLOCK LETTERS]

EXECUTED by **AR CASH FLOW PTY LTD (ACN 129 883 405)** in accordance with section 127 of the Corporations Act 2001:)

....
Signature of Director/Secretary

Leigh Dunsford
....
Print Name [BLOCK LETTERS]

....
Signature of Director

Daniel Dunsford
....
Print Name [BLOCK LETTERS]